[HATTERAS INCOME SECURITIES, INC. LOGO ]




                                                                   Annual Report
                                                                 To Shareholders

                                                               December 31, 2000

 --------------------------------------------------------------------------
              NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE
 --------------------------------------------------------------------------

 --------------------------------------------------------------------------
 SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. ("BANK OF AMERICA") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

 AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.
-------------------------------------------------------------------------------

Hatteras Income Securities, Inc.

DEAR SHAREHOLDER:

We are pleased to present the Hatteras Income Securities, Inc. (the "Company") annual report to shareholders for the year ended December 31, 2000.

Investment Objective

The Company is a closed-end investment company registered under the Investment Company Act of 1940, as amended, and its shares are traded on the New York Stock Exchange under the symbol "HAT." The Company's investment objective is to seek high monthly income consistent with prudent investment risk.

Performance Update*

The U.S. fixed income market generally enjoyed its best yearly return since 1995, with the U.S. Treasury market leading the way. Overall, corporate bonds posted large positive returns as well, but lagged U.S. Treasuries due to economic uncertainty and the U.S. Treasury's buyback of its debt. Yields declined markedly during the course of the year as the Federal Reserve Board (the Fed), through its rate increases, generated an economic slowdown from the unsustainable pace seen early on. The five-year Treasury note led the decline, falling 136 basis points, ending the year at 4.99%.

The corporate bond market was perhaps the worst relative performer on the year, as investment-grade corporates lagged the Treasury market by over 300 basis points on average. Stock market weakness and negative earnings surprises late in the year worked to hamper performance in this sector. Mortgage-backed securities were net positive performers versus Treasuries until the last month of the year, when rising prepayment concerns amid rapidly declining interest rates sparked modest selling pressure. They finished the year virtually tied in performance with duration-matched Treasuries. The agency security market was one of the best performing sectors, when agencies functioned as a safe-haven with some spread advantage versus Treasuries during late year turmoil. Agencies also outpaced equal duration Treasuries by 40 basis points for the year.

The Company finished the year 2000 strongly. Despite the continuing volatility in the fixed income markets, the Company's shares posted a 12-month total return of 9.75% based on net asset value at the end of the year. The net asset value of the Company's shares on December 31, 2000 was $14.78 per share. Contributing to the Company's positive return was the decision we made to sell a substantial portion of the investment-grade and high-yield corporate positions in the portfolio. However, despite our efforts to allocate away from the corporate market, the remaining corporate positions in the portfolio were a drain to overall performance. As we entered December, a number of investment-grade credits that were under pressure drifted lower in price despite the rally in the Treasury market. While these positions were negative during the fourth quarter of 2000, there are already signs that they may rebound in the first quarter of 2001. We note as well that in December, the Company adjusted its dividend downward to more closely align the amount paid to shareholders with the net amount earned by the Company on its portfolio securities.



     *The past performance quoted is not an indication of future results.

Market Outlook

As the economy slowed during the second half of 2000, the bond market began to look for a reversal of bias from the Fed. The Fed accommodated and shifted gears in December, recognizing that the risk from inflation had been supplanted by concern for the rapid decline in growth. We look for the Fed to ease administered rates well into 2001. Our outlook remains positive for bonds, with short rates seen as likely declining and inflation threats receding. We continue to believe that spread product, such as corporate bonds, offers tremendous value and we look for spreads to tighten dramatically. We believe that U.S. fixed income investors have more than discounted for the risk of recession and any activity by the Fed to lower interest rates will enable spread product to outperform. We think corporate bonds should perform well in a more stable setting, as fickle investor confidence returns with the Fed "on the case." Our favored scenario at this point is for a few months of slower growth to be followed by a soft economic landing around mid-year. The bond market should feel right at home in this lower stress environment.

We thank you for your continued support.


Sincerely,

/s/ ROBERT H. GORDON
--------------------
ROBERT H. GORDON
President
December 31, 2000




P.S. During January, the Fed reduced the Federal Funds rate by 1.00%.

                        HATTERAS INCOME SECURITIES, INC.
                             SCHEDULE OF INVESTMENTS
                                December 31, 2000

                                                             Moody's           S&P
 Principal                                                    Rating          Rating       Market
   Amount                                                  (unaudited)     (unaudited)      Value
CORPORATE BONDS AND NOTES -- 37.2%
              BANKING AND FINANCE -- 4.4%
 $ 500,000    CSC Holding Inc.,
              8.125% 07/15/09 .........................   Ba1             BB+            $  509,399
   500,000    FCB/NC Capital Trust I,
              8.050% 03/01/28 .........................   Ba3             BB+               429,591
   800,000    Golden State Escrow Corporation,
              7.000% 08/01/03 .........................   Ba1             BB+               771,140
   500,000    Popular Inc., MTN,
              6.375% 09/15/03 .........................   A3              BBB+              493,949
                                                                                         ----------
              Total Banking and Finance:                                                  2,204,079
                                                                                         ----------
              COMPUTERS -- 0.9%
   300,000    Compaq Computer Corporation,
              7.450% 08/01/02 .........................   Baa2            BBB               299,471
   165,000    Seagate Technology International,
              12.500% 11/15/07 ........................   B1              B+                155,925
                                                                                         ----------
              Total Computers:                                                              455,396
                                                                                         ----------
              CONTAINERS -- 1.5%
   750,000    BWAY Corporation, Sr. Sub. Notes,
              10.250% 04/15/07 ........................   B2              B                 686,250
    75,000    Crown Cork and Seal Company, Inc.,
              7.125% 09/01/02 .........................   B2              BB                 47,625
                                                                                         ----------
              Total Containers:                                                             733,875
                                                                                         ----------
              ELECTRIC UTILITY -- 1.1%
   295,000    AES Corporation,
              8.750% 12/15/02 .........................   Ba1             BB                296,106
   265,000    Dominion Capital Trust I, Sr. Notes,
              7.830% 12/01/27 .........................   Baa1            BBB+              239,058
                                                                                         ----------
              Total Electric Utility:                                                       535,164
                                                                                         ----------
              ELECTRONICS -- 0.5%
   245,000    Arrow Electronics, Inc.,
              7.286% 10/05/01 .........................   A3              BBB+              244,982
                                                                                         ----------
              ENERGY -- 5.9%
   650,000    Barrett Resources Corporation, Sr. Notes,
              7.550% 02/01/07 .........................   Ba1             BB+               647,170

                      See notes to financial statements.

                       HATTERAS INCOME SECURITIES, INC.
                      SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2000

                                                               Moody's           S&P
 Principal                                                      Rating          Rating       Market
   Amount                                                    (unaudited)     (unaudited)      Value
              ENERGY -- (continued)
 $ 150,000    Chesapeake Energy Corporation,
              9.625% 05/01/05 ...........................   Ba2             B+             $  154,312
   500,000    CMS Energy Corporation,
              8.125% 05/15/02 ...........................   Ba3             BB                495,312
   100,000    Ocean Energy Inc.,
              8.375% 07/01/08 ...........................   Ba3             BBB-              101,750
   800,000    PDV America Inc., Gtd. Sr. Notes,
              7.875% 08/01/03 ...........................   Baa3            B+                780,800
   500,000    Thermo Electron Corporation,
              7.625% 10/30/08 ...........................   Baa2            BBB+              492,571
   250,000    Union Oil Company of California,
              7.500% 02/15/29 ...........................   A2              A                 249,700
                                                                                           ----------
              Total Energy:                                                                 2,921,615
                                                                                           ----------
              FINANCIAL/BROKERAGE -- 6.6%
   500,000    Case Credit Corporation,
              6.125% 02/15/03 ...........................   Baa3            BBB-              306,731
   525,000    Finova Capital Corporation,
              7.250% 11/08/04 ...........................   Baa2            BBB+              315,278
   800,000    Heller Financial Commercial Mortgage,
              7.750% 11/15/09+ ..........................   Aaa             AAA               862,125
   550,000    Morgan Stanley Finance plc, Gtd. Sub. Deb.,
              8.030% 02/28/17 ...........................   A1              A                 581,885
   245,000    Nisource Finance Corporation,
              7.500% 11/15/03 ...........................   Baa2            BBB               251,435
   250,000    Washington Mutual Inc.,
              7.500% 08/15/06 ...........................   A3              BBB+              255,913
   250,000    Wells Fargo Company,
              6.625% 07/15/04 ...........................   Aa2             A+                253,470
   500,000    Wilmington Trust,
              6.625% 05/01/08 ...........................   Baa2            A-                485,525
                                                                                           ----------
              Total Financial Brokerage:                                                    3,312,362
                                                                                           ----------
              FOOD -- 0.3%
   175,000    Nabisco Inc.,
              6.125% 02/01/33 ...........................   A3              BBB+              170,393
                                                                                           ----------

                      See notes to financial statements.

                       HATTERAS INCOME SECURITIES, INC.
                      SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2000

                                                           Moody's           S&P
 Principal                                                  Rating          Rating           Market
   Amount                                                (unaudited)     (unaudited)         Value
              GAS -- 1.6%
 $ 750,000    Louis Dreyfus Natural Gas Corporation,
              Sr. Sub. Notes,
              9.250% 06/15/04 ...........................   Ba2             BBB-           $  785,273
                                                                                           ----------
              HEALTH CARE -- 1.6%
   190,000    HCA-Healthcare Company,
              8.750% 09/01/10 ...........................   Ba2             BB+               200,633
   525,000    HEALTHSOUTH Corporation,
              7.000% 06/15/08 ...........................   Ba1             BBB-              480,060
   100,000    Tenet Healthcare Corporation,
              8.125% 12/01/08 ...........................   Ba1             BB+               101,000
                                                                                           ----------
              Total Healthcare:                                                               781,693
                                                                                           ----------
              INDUSTRIAL -- 8.3%
   350,000    American Standard Inc.,
              7.375% 04/15/05 ...........................   Ba3             BB-               332,500
   530,000    Beckman Instruments, Inc.,
              7.450% 03/04/08 ...........................   Ba1             BB+               509,124
   450,000    Comdisco Inc.,
              9.500% 08/15/03 ...........................   Baa2            BBB               351,000
   500,000    Enterprise Rent A Car,
              6.625% 02/15/05- ..........................   Baa1            BBB+              485,388
   525,000    Equistar Chemicals LP,
              8.500% 02/15/04 ...........................   Baa3            BBB-              486,412
   500,000    Fisher Scientific International, Sr. Notes,
              7.125% 12/15/05 ...........................   B1              B+                454,175
   150,000    Hercules Inc.,
              11.125% 11/15/07 ..........................   Ba2             BB-               150,000
   165,000    IMC Global Inc.,
              7.400% 11/01/02 ...........................   Baa2            BBB-              151,626
   225,000    Scotts Company,
              8.625% 01/15/09- ..........................   B2              B+                218,250
   500,000    Tyco International Group,
              6.875% 01/15/29 ...........................   Baa1            A-                469,160
   500,000    USX Corporation,
              6.650% 02/01/06 ...........................   Baa1            BBB               499,889
                                                                                           ----------
              Total Industrial:                                                             4,107,524
                                                                                           ----------

                      See notes to financial statements.

                       HATTERAS INCOME SECURITIES, INC.
                      SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2000

                                                  Moody's           S&P
 Principal                                         Rating          Rating            Market
   Amount                                       (unaudited)     (unaudited)          Value
              INSURANCE -- 0.5%
 $ 600,000    Conseco Inc., Sr. Notes,
              8.796% 04/01/27 ...................   Ba2             BBB-           $   228,000
                                                                                   -----------
              MEDIA AND CABLE -- 1.8%
   225,000    Clear Channel Communications, Inc.,
              7.250% 09/15/03 ...................   Baa3            BBB-               227,880
   750,000    Primedia Inc.,
              7.625% 04/01/08 ...................   Ba3             BB-                690,000
                                                                                   -----------
              Total Media and Cable:                                                   917,880
                                                                                   -----------
              TELECOMMUNICATIONS -- 0.7%
   175,000    Exodus Communication Inc,
              11.625% 07/15/10 ..................   Baa2            BBB-               155,750
   150,000    Williams Communications Group,
              10.875% 10/01/09 ..................   B2              B+                 111,750
   105,000    XO Communications, Inc.,
              10.750% 06/01/09 ..................   B2              B                   86,100
                                                                                   -----------
              Total Telecommunications:                                                353,600
                                                                                   -----------
              TOBACCO -- 0.5%
   250,000    RJ Reynolds Tobacco Holdings, Inc.,
              7.375% 05/15/03 ...................   Baa2            BBB-               242,568
                                                                                   -----------
              TRANSPORTATION -- 1.0%
   500,000    Union Tank Car, MTN,
              6.680% 01/15/08 ...................   A2              A                  503,154
                                                                                   -----------
              Total Corporate Bonds and Notes:
              (Cost $19,456,885).................                                   18,497,558
                                                                                   ===========
FOREIGN BONDS AND NOTES -- 5.2%
   250,000    Anadarko Petroleum Corporation,
              7.800% 07/02/08 ...................   Baa1            BBB+               262,087
   500,000    AT&T Canada Inc.,
              9.340%** 06/15/08 .................   Baa3            BBB                405,135
   500,000    British Sky Broadcasting,
              6.875% 02/23/09 ...................   Baa2            BBB-               439,261

                      See notes to financial statements.

                       HATTERAS INCOME SECURITIES, INC.
                      SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2000

                                                             Moody's           S&P
 Principal                                                    Rating          Rating            Market
   Amount                                                  (unaudited)     (unaudited)           Value
FOREIGN BONDS AND NOTES -- (continued)
 $ 275,000    British Telecommunications plc,
              7.625% 12/15/05 ..............................   A2              A              $  278,284
   110,000    Compagnie Generale de Geophysique SA,
              10.625% 11/15/07 .............................   Ba3             BB                112,750
   500,000    Corp. Andina de Fomento,
              8.875% 06/01/05 ..............................   A3              A                 533,290
   600,000    Global Crossing Holdings, Ltd.,
              9.125% 11/15/06 ..............................   Ba2             BB                574,500
                                                                                              ----------
              Total Foreign Bonds and Notes:
              (Cost $2,579,170).............................                                   2,605,307
                                                                                              ==========
MORTGAGE-BACKED SECURITIES -- 48.7%
              COMMERCIAL MORTGAGE-BACKED
              SECURITIES -- 16.9%
   800,000    Commercial Mortgage Asset Trust,
              Series 1999-C1, Class A3,
              6.640% 09/17/10 ..............................                                     810,958
   800,000    DLJ Commercial Mortgage Corporation,
              Series 1999-CG2, Class A1B,
              7.300% 06/10/09 ..............................                                     842,364
   800,000    DLJ Commercial Mortgage Corporation,
              Series 1999-CG3, Class A1B,
              7.340% 09/10/09+ .............................                                     848,056
   800,000    First Union-Chase Commerical Mortgage,
              Series 1999-C2, Class A2,
              6.645% 04/15/09 ..............................                                     814,541
   800,000    First Union National Bank Commercial Mortgage,
              Series 1999-C4, Class A-2,
              7.39% 11/18/09 ...............................                                     848,018
   800,000    PNC Mortgage Acceptance Corporation,
              Series 1999-CM1, Class A1B,
              7.330% 10/10/09 ..............................                                     843,969
   790,000    PNC Mortgage Acceptance Corporation,
              Series 2000-C1, Class A2,
              7.610% 02/15/10 ..............................                                     845,014
   800,000    Prudential Securities Secured Financing,
              Series 1999-C2,
              7.193% 04/15/09 ..............................                                     836,561

                      See notes to financial statements.

                       HATTERAS INCOME SECURITIES, INC.
                      SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2000

  Principal                                                                       Market
   Amount                                                                         Value
               COMMERCIAL MORTGAGE-BACKED
               SECURITIES -- (continued)
 $  810,000    Salomon Brothers Mortgage Securities,
               Series 2000-C1, Class A2,
               7.455% 04/18/10+ ...........................                    $   859,558
    800,000    Salomon Brothers Mortgage Securities,
               Series 2000C-1,
               7.520% 12/18/09 ............................                        851,490
                                                                               -----------
               Total Commercial Mortgage-Backed Securities:                      8,400,529
                                                                               -----------
               FEDERAL HOME LOAN MORTGAGE
               CORPORATION (FHLMC)
               CERTIFICATES -- 0.1%
     30,888    9.250% 08/01/08 ............................                         31,511
                                                                               -----------
               FEDERAL NATIONAL MORTGAGE
               ASSOCIATION (FNMA)
               CERTIFICATES -- 25.4%
  1,495,015    6.500% 06/01/14 ............................                      1,494,345
  9,017,833    6.500% 09/01/30 ............................                      8,889,798
     81,171    7.000% 04/01/27 ............................                         81,265
    196,141    7.000% 05/01/28 ............................                        196,368
    100,000    8.000% 05/01/30 (a) ........................                        102,500
  1,575,000    8.000% 05/01/30 (a) ........................                      1,614,375
     51,501    9.000% 05/01/27 ............................                         53,137
    167,722    9.250% 09/01/10 ............................                        173,577
                                                                               -----------
               Total FNMA Certificates:                                         12,605,365
                                                                               -----------
               GOVERNMENT NATIONAL MORTGAGE
               ASSOCIATION (GNMA)
               CERTIFICATES -- 6.3%
    598,516    8.000% 09/15/24 ............................                        613,211
    399,489    8.000% 07/15/30 ............................                        409,298
  1,673,663    8.000% 08/15/30 ............................                      1,714,755
     47,196    9.000% 04/15/09 ............................                         48,961
     96,985    9.000% 09/15/16 ............................                        100,613
     87,486    9.000% 12/15/16 ............................                         90,759

                      See notes to financial statements.

                       HATTERAS INCOME SECURITIES, INC.
                      SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2000

  Principal                                                              Market
   Amount                                                                Value
               GOVERNMENT NATIONAL MORTGAGE
               ASSOCIATION (GNMA)
               CERTIFICATES -- (continued)
 $   78,876    9.000% 12/15/16 ...................                    $    81,826
     42,718    9.500% 07/15/09 ...................                         44,489
                                                                      -----------
               Total GNMA Certificates:                                 3,103,912
                                                                      -----------
               Total Mortgage-Backed Securities:
               (Cost $22,722,020).................                     24,141,317
                                                                      ===========
U.S. TREASURY OBLIGATIONS -- 8.3%
               U.S. Treasury Notes -- 4.1%
  1,325,000    5.625% 12/31/02 ...................                      1,336,632
    700,000    6.250% 01/31/02 ...................                        705,593
                                                                      -----------
               Total U.S. Treasury Notes:                               2,042,225
                                                                      -----------
               U.S. Treasury Strips -- 4.2%
    840,000    Principal Only, 08/15/19 ..........                        292,857
  2,850,000    Principal Only, 05/15/20 ..........                        948,876
  1,000,000    Principal Only, 11/15/21 ..........                        305,749
    235,000    Principal Only, 02/15/27 ..........                         54,832
  2,175,000    Principal Only, 11/15/27 ..........                        489,329
                                                                      -----------
               Total U.S. Treasury Strips:                              2,091,643
                                                                      -----------
               Total U.S. Treasury Obligations:
                (Cost $4,004,573).................                      4,133,868
                                                                      ===========
SHORT-TERM INVESTMENTS -- 3.0%
               FEDERAL HOME LOAN MORTGAGE
               CORPORATION (FHLMC)
               CERTIFICATES -- 3.0%
                (Cost $1,499,570)
  1,500,000    Discount note 01/02/01 ............                      1,499,571
                                                                      -----------

                      See notes to financial statements.

                       HATTERAS INCOME SECURITIES, INC.
                      SCHEDULE OF INVESTMENTS (Continued)
                                December 31, 2000

                                                                            Market
                                                                            Value
                                                                       ---------------
        TOTAL INVESTMENTS
        (Cost $50,262,218*)..........................       102.4%       $50,877,621


        OTHER ASSETS AND LIABILITIES (Net) ..........        (2.4)%       (1,180,330)
                                                          -------         ----------


        NET ASSETS ..................................       100.0%      $ 49,697,291
                                                          =======       ============

----------
 * Aggregate cost for federal tax purposes. (Note 3)

** Rate represents annualized yield at date of purchase.

 + All or a portion of security segregated as collateral for TBA Securities.

- Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(a) TBA -- Securities purchased on a forward commitment basis.

ABBREVIATIONS:

MTN Medium Term Note










                      See notes to financial statements.

                       HATTERAS INCOME SECURITIES, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2000


ASSETS:
  Investment in securities, at value (Note 1) .........................................    $ 50,877,621
  Cash ................................................................................          37,537
  Interest receivable .................................................................         566,816
                                                                                           ------------
   Total assets .......................................................................      51,481,974
                                                                                           ------------
LIABILITIES:
  Payable for investment securities purchased .........................................       1,706,422
  Investment advisory fee payable (Note 2) ............................................          23,911
  Accrued directors' fees and expenses ................................................             126
  Accrued expenses and other liabilities ..............................................          54,224
                                                                                           ------------
   Total Liabilities ..................................................................       1,784,683
                                                                                           ------------
NET ASSETS (equivalent to $14.78 per share based on 3,363,512 shares of capital stock
  outstanding) ........................................................................    $ 49,697,291
                                                                                           ============
Investments, at cost ..................................................................    $ 50,262,218
                                                                                           ============
                             NET ASSETS CONSIST OF:

CAPITAL STOCK -- $1.00 par value (shares authorized, 5,000,000)........................    $  3,363,512
  Paid-in capital .....................................................................      50,275,719
  Distributions in excess of net investment income (Note 1) ...........................        (267,990)
  Accumulated net realized loss on investments (Note 4) ...............................      (4,289,353)
  Net unrealized appreciation of investments ..........................................         615,403
                                                                                           ------------
NET ASSETS ............................................................................    $ 49,697,291
                                                                                           ============

                       See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.
                             STATEMENT OF OPERATIONS
                      For the year ended December 31, 2000


INVESTMENT INCOME:
 Interest ................................................................                  $  3,565,352
                                                                                            ------------
EXPENSES:
 Investment advisory fee (Note 2) ........................................    $ 276,580
 Transfer agent fees .....................................................       49,909
 Printing fees ...........................................................       41,719
 Legal and audit fees ....................................................       44,315
 Directors' fees and expenses ............................................       27,202
 Custodian fees (Note 2) .................................................       60,608
 Other ...................................................................       25,359
                                                                              ---------
   Total expenses ........................................................      525,692
 Fees reduced by credits allowed by the custodian (Note 2) ...............      (60,379)
                                                                              ---------
   Net expenses ..........................................................      465,313
                                                                              ---------
NET INVESTMENT INCOME ....................................................                     3,100,039
                                                                                            ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
 ON INVESTMENTS (Note 3):
 Net realized gain/(loss) on investments .................................                    (2,363,858)
 Net change in unrealized appreciation/(depreciation) of investments .....                     3,287,622
                                                                                            ------------
 Net realized and unrealized gain/(loss) on investments ..................                       923,764
                                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................                  $  4,023,803
                                                                                            ============

                       See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                    Year              Year
                                                                                   Ended             Ended
                                                                                  12/31/00          12/31/99
                                                                              ---------------   ---------------
  Net investment income ...................................................    $  3,100,039      $  3,692,449
  Net realized gain/(loss) on investments .................................      (2,363,858)       (1,295,927)
  Net change in unrealized appreciation/(depreciation) of investments .....       3,287,622        (3,643,369)
                                                                               ------------      ------------
  Net increase/(decrease) in net assets resulting from operations .........       4,023,803        (1,246,847)
  Distributions to shareholders from net investment income ................      (3,205,543)       (3,757,394)
  Distributions in excess of net investment income ........................        (333,037)               --
  Distributions from return of capital ....................................         (77,219)               --
                                                                               ------------      ------------
  Net increase/(decrease) in net assets ...................................         408,004        (5,004,241)

NET ASSETS:

  Beginning of year .......................................................      49,289,287        54,293,528
                                                                               ------------      ------------
  End of year .............................................................    $ 49,697,291      $ 49,289,287
                                                                               ============      ============
  Undistributed net investment income/(distributions in excess of net
   investment income) at end of year ......................................    $   (267,990)     $    105,504
                                                                               ============      ============

                       See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.
                              FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each year:


                                              Year           Year           Year           Year            Year
                                              Ended          Ended          Ended          Ended          Ended
                                          December 31,   December 31,   December 31,   December 31,    December 31,
                                              2000           1999           1998           1997            1996
                                         -------------- -------------- -------------- -------------- ---------------
Operating Performance:
Net asset value, beginning of year .....    $  14.65       $  16.14       $ 16.11       $  15.91       $  16.79
Income from investment operations:
 Net investment income .................        0.92           1.10          1.11           1.18           1.23
 Net realized and unrealized
   gain/(loss) on investments ..........        0.29          (1.47)         0.03           0.16           (0.84)
                                            --------       --------       -------       --------       ---------
 Net increase/(decrease) in net
   assets from investment
   operations ..........................        1.21          (0.37)         1.14           1.34           0.39
Distributions:
 Dividends from net investment
   income ..............................       (0.96)         (1.12)         (1.11)        (1.14)          (1.23)
 Dividends in excess of net
   investment income ...................       (0.10)            --             --            --(a)        (0.04)
 Dividends from return of capital ......       (0.02)            --             --            --              --
                                            --------       --------       --------      --------       ---------
 Total distributions ...................       (1.08)         (1.12)         (1.11)        (1.14)          (1.27)
                                            --------       --------       --------      --------       ---------
Net asset value, end of year ...........    $  14.78       $  14.65       $ 16.14       $  16.11       $  15.91
                                            ========       ========       ========      ========       =========
Market value, end of year ..............    $ 13.310       $ 11.875       $ 15.125      $ 14.875       $  14.375
                                            ========       ========       ========      ========       =========
Total Return+ ..........................       21.94%        (14.70)%        10.46%        11.03%          (3.32)%
Ratios to Average Net Assets/
 Supplemental Data:
 Net assets, end of year (000) .........    $ 49,697       $ 49,289       $ 54,294      $ 54,201       $  53,658
 Ratio of operating expenses to
   average net assets ..................        0.96%          0.90%          0.91%         0.94%           0.89%
 Ratio of operating expenses to
   average net assets without fees
   reduced by credits allowed by
   the custodian .......................        1.08%          0.91%          0.92%         0.95%           0.90%
 Ratio of net investment income to
   average net assets ..................        6.39%          7.21%          6.86%         7.18%           7.73%
 Portfolio turnover rate ...............      159.26%         60.28%         72.04%       199.52%         166.30%

----------
(a) Amount represents less than $0.01 per share.

 + Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and is based on market value at period end.

                       See Notes to Financial Statements.

                       HATTERAS INCOME SECURITIES, INC.
                          NOTES TO FINANCIAL STATEMENTS

   Hatteras Income Securities, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a closed-end diversified investment management company.


1. SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.

   Securities Valuation: Securities traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Company's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

   Investment Policy: At least 70% of the Company's total assets will be invested in: (i) debt securities which are rated at the time of purchase as Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S & P") or better; (ii) securities of, or guaranteed by, the U.S. Government, its agencies or instrumentalities; (iii) securities of, or guaranteed by, the Government of Canada or of a Province of Canada or a political subdivision thereof, such securities not to exceed 25% of the Company's total assets; (iv) obligations of, or guaranteed by, banks, savings and loan institutions or their holding companies, which obligations, although not rated as a matter of policy by either Moody's or S&P, either are rated in the four highest ratings assigned by Fitch Investors Service, Inc. (AAA, AA, A or BBB), or if not rated, are considered by Banc of America Advisors, Inc. ("BAAI") or the Company's investment sub-adviser to be of investment quality comparable to securities described under item (i); (v) commercial paper considered by BAAI or the Company's investment sub-adviser to be of investment quality comparable to securities which may be purchased under item
   (i) above; and (vi) cash or cash equivalents.

   Securities Transactions and Investment Income: Securities transactions are accounted for on trade date. Interest income is recognized daily on the accrual basis. Original issue discount is accreted using the effective yield method. Market discount and premiums on securities are not amortized or accreted.

   In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Company to amortize premium and discount on all fixed-income securities, and classify gains and losses realized on prepayments received on mortgage-backed securities presently included in realized gain/loss, as part of interest income. Upon initial adoption, the Company will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting these accounting principles will not affect the Company's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The Company expects that the impact of the adoption of these principles will not be material to the financial statements.

                       HATTERAS INCOME SECURITIES, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

   Dividends & Distributions to Shareholders: It is the Company's policy to declare and pay distributions monthly from net investment income. Net realized capital gains (including net short-term capital gains) are distributed at least annually. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Company, timing differences and differing characterization of distributions made by the Company. Permanent differences for the year ended December 31, 2000, resulting from differences in book and tax accounting for expiration of capital loss carry-forward and recognition of market discount income, have been reclassified to reflect a decrease to distributions in excess of net investment income of $142,266, an increase to accumulated net realized loss of $17,467, and a decrease to paid-in capital of $124,799.

   Federal Income Tax: The Company intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.


2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE AND OTHER RELATED PARTY
   TRANSACTIONS

   The Company has entered into an investment advisory agreement with BAAI, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. Pursuant to the investment advisory agreement, the Company pays BAAI an annual fee equal to the sum of (i) 0.45% per annum of the first $75,000,000 of the average weekly net assets and at a reduced rate for net assets in excess of that amount, and
   (ii) 1.5% of the Company's gross income. The fee is computed and accrued weekly and paid monthly. The agreement provides that if certain recurring expenses, including the advisory and management fee, exceed 1.5% of the first $30,000,000 in average net assets annually and 1.0% of average net assets in excess thereof (or pro-rata portion for any fraction of the year), the investment advisory fee will be reduced by the amount by which such expenses exceed the limitation. There was no reduction in the fee for the year ended December 31, 2000.

   The Company and BAAI have entered into a sub-advisory agreement with Banc of America Capital Management, Inc. ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BAAI at an annual rate of 0.15% of the Company's average weekly net assets.

   The Bank of New York ("BNY") serves as the custodian of the Company's assets. For the year ended December 31, 2000, expenses of the Company were reduced by $60,379 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

   ChaseMellon Shareholder Services ("ChaseMellon") serves as the transfer agent and dividend disbursing agent for the Company.

   No officer, director or employee of Bank of America, BAAI or BACAP, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the company.

                       HATTERAS INCOME SECURITIES, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

3. SECURITIES TRANSACTIONS

   For the year ended December 31, 2000, the cost of purchases and proceeds from sales of securities (excluding short term securities) are summarized as follows:


                                                             Purchases          Sales
                                                          --------------   --------------
    Corporate Bonds ...................................    $28,943,514      $29,387,091
    U.S. Government and Agencies (Long-Term) ..........     50,031,301       44,921,229
    Foreign Bonds .....................................      1,965,965        1,461,935
                                                           -----------      -----------
    Total ...............................   ...........    $80,940,780      $75,770,255
                                                           ===========      ===========

   At December 31, 2000, net unrealized appreciation for federal income tax purposes aggregated $347,413 of which $1,896,591 related to appreciated securities and $1,549,178 related to depreciated securities. The aggregate cost of investment securities owned for federal income tax purposes was $50,530,208.


4. CAPITAL LOSS CARRYFORWARD

   At December 31, 2000, approximately $4,280,344 was available to offset future capital gains of which $476,576 expires in 2002, $75,218 expires in 2005, $1,308,655 expires in 2007 and $2,419,895 expires in 2008. Management does not plan to distribute to shareholders any future net realized gains on investments until the capital loss carryforwards are used or expired.

   Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2000, the Fund elected to defer losses of approximately $9,009 occurring between November 1, 2000 and December 31, 2000.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Hatteras Income Securities, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hatteras Income Securities, Inc. (the "Company") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 15, 2001

                        HATTERAS INCOME SECURITIES, INC.
                           DIVIDEND REINVESTMENT PLAN


Dividend Reinvestment Plan

     The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.


Participation

     Shareholders of record will receive their dividends in cash unless they have otherwise instructed ChaseMellon (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

     Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by ChaseMellon, as dividend paying agent. For federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

     Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record day of any distribution, it will be effective immediately. If such notice is received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.


Pricing of Dividends and Distributions

     Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment adviser of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of

                       HATTERAS INCOME SECURITIES, INC.
                   DIVIDEND REINVESTMENT PLAN -- (Continued)

the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is higher than the closing market price per share of the capital stock on the Exchange plus estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.


No Service Fee to Reinvest

     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.


Plan Agent Address and Telephone Number

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: ChaseMellon Shareholder Services, Agent for Hatteras Income Securities, Inc., Dividend Reinvestment Department, P.O. Box 24850, Church Street Station, New York, New York 10249, 1.800.851.9677.

                       HATTERAS INCOME SECURITIES, INC.
                         ANNUAL MEETING OF SHAREHOLDERS



Annual Meeting of Shareholders

     On April 27, 2000, the Company held its Annual Meeting of Shareholders.

     William H. Grigg was elected as a director of the Company by the following votes:


                   Shares voted in favor .........   2,700,064
                   Shares withheld ...............      66,871

     Thomas F. Keller was elected as a director of the Company by the following votes:


                   Shares voted in favor .........   2,700,064
                   Shares withheld ...............      66,871

     A. Max Walker was elected as a director of the Company by the following votes:


                   Shares voted in favor .........   2,696,828
                   Shares withheld ...............      70,107

     In the only other matter voted upon at the Annual Meeting, the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 2000, was ratified by the following votes:


                   Shares voted in favor .........   2,717,440
                   Shares voted against ..........      24,703
                   Shares withheld ...............      24,793

BOARD OF DIRECTORS                   OFFICE OF THE COMPANY
A. MAX WALKER, Chairman              Hatteras Income Securities, Inc.
 Financial Consultant                One Bank of America Plaza -- NC1-002-33-31
                                     101 S. Tryon Street
                                     Charlotte, North Carolina 28255
WILLIAM H. GRIGG
 Chairman Emeritus,
 Duke Power Company                  INVESTMENT ADVISER
                                     Banc of America Advisors, Inc.
                                     One Bank of America Plaza
THOMAS F. KELLER                     101 S. Tryon Street
 Retired Dean,                       Charlotte, North Carolina 28255
 Fuqua School of Business,
 Duke University
                                     INVESTMENT SUB-ADVISER
                                     Banc of America Capital Management, Inc.
FUND OFFICERS                        One Bank of America Plaza
ROBERT H. GORDON                     101 S. Tryon Street
 President                           Charlotte, North Carolina 28255


EDWARD D. BEDARD                     FUND COUNSEL
 Chief Financial Officer             Morrison & Foerster LLP
                                     2000 Pennsylvania Avenue, N.W.
                                     Suite 5500
ROBERT B. CARROLL                    Washington, D.C. 20006
 Secretary

                                     CUSTODIAN
GERALD MURPHY                        The Bank of New York
 Treasurer                           100 Church St. 15th Floor
                                     New York, NY 10286

BRIAN SMITH
 Assistant Treasurer                 TRANSFER AGENT
                                     ChaseMellon Shareholder Services
                                     450 West 33rd Street 15th Floor
TRACIE PERSINGER                     New York, NY 10001
 Assistant Treasurer

                                     INDEPENDENT ACCOUNTANTS
ANDREW STENWALL                      PricewaterhouseCoopers LLP
 Assistant Secretary and             1177 Avenue of the Americas
 Portfolio Manager                   New York, NY 10036